Exhibit 99.2

Unaudited
AmSouth Bancorporation
CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS
($ in thousands, except per share data)

	2004				2003

	December 31	September 30	June 30	March 31	December 31

INTEREST INCOME
Loans	$414,229	$399,030	$376,602	$375,715	$381,914
Available-for-sale securities	76,518	81,178	80,577	83,419	85,096
Held-to-maturity securities	69,950	67,030	63,934	62,593	52,250
Trading securities	96	39	25	72	11
Loans held for sale	5,119	2,863	3,270	2,627	1,775
Federal funds sold and securities purchased under agreements to resell	99	82	197	151	99
Other interest-earning assets	97	51	39	59	55

Total interest income	566,108	550,273	524,644	524,636	521,200

INTEREST EXPENSE
Interest-bearing checking	12,369	10,237	8,640	7,346	6,627
Money market and savings deposits	17,376	10,599	9,688	9,315	9,350
Time deposits	39,488	39,144	40,565	44,807	46,839
Certificates of deposit of $100,000 or more	24,339	20,492	17,147	17,241	17,544
Foreign deposits	6,063	4,361	3,598	2,589	2,589
Federal funds purchased and securities sold under agreements to repurchase	15,246	11,707	8,185	6,645	6,163
Other borrowed funds	3,621	2,555	1,905	1,981	971
Long-term Federal Home Loan Bank advances	52,032	61,016	60,475	60,469	60,150
Other long-term debt	16,362	14,256	13,031	14,746	12,183

Total interest expense	186,896	174,367	163,234	165,139	162,416

NET INTEREST INCOME	379,212	375,906	361,410	359,497	358,784
Provision for loan losses	44,250	28,800	26,600	28,100	44,500

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	334,962	347,106	334,810	331,397	314,284

NONINTEREST REVENUES
Service charges on deposit accounts	94,556	96,508	94,377	93,215	93,177
Trust income	30,571	28,587	29,935	28,880	26,114
Consumer investment services income	17,539	17,565	21,930	20,411	19,114
Interchange income	21,066	19,649	20,628	16,299	15,648
Bank owned life insurance policies	13,760	11,377	11,610	11,669	11,706
Bankcard income	6,396	7,697	7,509	6,856	7,079
Mortgage income	5,627	4,164	3,889	7,512	12,060
Portfolio income	5,381	5,920	8,145	9,667	14,009
Gain on sale of bankcard loans	166,103	-0-	-0-	-0-	-0-
Other noninterest revenues	19,290	21,704	20,229	25,921	24,483

Total noninterest revenues	380,289	213,171	218,252	220,430	223,390

NONINTEREST EXPENSES
Salaries and employee benefits	170,640	162,517	167,511	173,706	163,969
Net occupancy expense	37,694	37,953	36,326	35,252	34,350
Equipment expense	31,721	31,807	30,968	30,544	29,141
Postage and office supplies	10,556	10,680	10,997	12,958	12,124
Marketing expense	8,803	8,594	9,249	11,746	8,832
Professional fees	16,363	7,339	9,699	8,330	8,883
Communications expense	5,773	5,926	6,040	6,412	6,324
Amortization of intangibles	800	1,043	1,163	1,163	1,199
Costs incurred under settlement agreement and related professional fees	-0-	53,972	-0-	-0-	-0-
FHLB prepayment cost	129,648	-0-	-0-	-0-	-0-
Other noninterest expenses	48,418	42,647	39,817	42,163	45,971

Total noninterest expenses	460,416	362,478	311,770	322,274	310,793

INCOME BEFORE INCOME TAXES	254,835	197,799	241,292	229,553	226,881
Income taxes	77,978	78,220	74,329	69,454	68,329

NET INCOME	$176,857	$119,579	$166,963	$160,099	$158,552

Average common shares outstanding	355,072	352,838	351,602	351,196	350,067
Earnings per common share (a)	$.50	$.34	$.47	$.46	$.45
Diluted average common shares outstanding	360,286	358,272	356,314	356,908	355,306
Diluted earnings per common share (a)	$.49	$.33	$.47	$.45	$.45

(a)	Earnings per common share as adjusted for the third quarter 2004 settlement agreement and related professional fees are provided in the following table. These expenses represent matters which management believes are not indicative of AmSouth’s legal and regulatory affairs arising in the normal course of business.

Three Months Ended September 30, 2004

Earnings per common share, GAAP basis	0.34
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share, as adjusted	0.49

Earnings per common share - diluted, GAAP basis	0.33
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - diluted, as adjusted	0.48

Unaudited
AmSouth Bancorporation
QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES
(Taxable equivalent basis, $ in thousands)

	Three Months Ended December 31, 2004			Three Months Ended September 30, 2004			Three Months Ended June 30, 2004			Three Months Ended March 31, 2004			Three Months Ended December 31, 2003

	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate

ASSETS
Interest-earning assets:
Commercial and commercial real estate	$15,682,584	$204,003	5.18%	$15,118,340	$189,542	4.99%	$14,761,561	$178,896	4.87%	$14,173,383	$176,064	5.00%	$13,742,037	$176,320	5.09%
Residential first mortgages	4,864,675	59,739	4.89%	4,565,972	55,715	4.85%	3,863,999	49,333	5.13%	3,680,157	46,859	5.12%	3,675,039	47,393	5.12%
Equity loans and lines	7,742,633	93,520	4.81%	7,629,780	85,078	4.44%	7,288,969	78,254	4.32%	7,077,654	79,716	4.53%	6,915,508	79,328	4.55%
Dealer indirect	3,392,366	46,700	5.48%	3,606,654	51,067	5.63%	3,622,780	51,993	5.77%	3,608,410	54,325	6.06%	3,665,257	58,225	6.30%
Other consumer	794,457	16,511	8.27%	1,158,955	23,725	8.14%	1,096,320	24,201	8.88%	1,166,139	24,993	8.62%	1,265,908	27,007	8.46%

Total loans net of unearned income (1)	32,476,715	420,473	5.15%	32,079,701	405,127	5.02%	30,633,629	382,677	5.02%	29,705,743	381,957	5.17%	29,263,749	388,273	5.26%
Available-for-sale securities, amortized cost	6,369,885	77,107	4.82%	6,508,524	81,785	5.00%	6,559,420	81,249	4.98%	6,503,458	84,080	5.20%	6,537,647	85,783	5.21%
Market valuation on AFS securities	(25,440)			(92,985)			(45,289)			26,689			(4,433)

Total available-for-sale securities (2)	6,344,445			6,415,539			6,514,131			6,530,147			6,533,214
Held-to-maturity securities	6,043,965	73,896	4.86%	5,865,560	70,976	4.81%	5,929,467	67,685	4.59%	5,276,021	66,333	5.06%	4,621,250	55,758	4.79%

Total investment securities (3)	12,388,410	151,003	4.84%	12,281,099	152,761	4.91%	12,443,598	148,934	4.80%	11,806,168	150,413	5.14%	11,154,464	141,541	5.03%
Other interest-earning assets	334,006	5,411	6.44%	231,207	3,035	5.22%	378,235	3,531	3.75%	285,883	2,909	4.09%	187,197	1,940	4.11%

Total interest-earning assets (3)	45,199,131	576,887	5.07%	44,592,007	560,923	4.99%	43,455,462	535,142	4.95%	41,797,794	535,279	5.15%	40,605,410	531,754	5.19%
Cash and due from banks	1,147,335			1,090,246			1,117,795			1,117,832			1,069,011
Other assets	3,559,107			3,485,377			3,554,548			3,424,399			3,407,036
Allowance for loan losses	(370,052)			(381,316)			(385,514)			(386,932)			(383,627)

	$49,535,521			$48,786,314			$47,742,291			$45,953,093			$44,697,830

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing checking	$6,808,245	12,369	0.72%	$6,865,461	10,237	0.59%	$6,829,555	8,640	0.51%	$6,334,668	7,346	0.47%	$5,878,840	6,627	0.45%
Money market and savings deposits	8,306,523	17,376	0.83%	7,875,270	10,599	0.54%	7,847,980	9,688	0.50%	7,674,745	9,315	0.49%	7,678,965	9,350	0.48%
Time deposits (4)	5,520,368	39,488	2.85%	5,573,226	39,144	2.79%	5,827,430	40,565	2.80%	6,217,736	44,807	2.90%	6,323,696	46,840	2.94%
Certificates of deposit of $100,000 or more (4)	4,053,863	24,339	2.39%	3,810,251	20,492	2.14%	3,305,622	17,147	2.09%	2,949,048	17,241	2.35%	2,864,675	17,543	2.43%
Foreign deposits	1,655,500	6,063	1.46%	1,611,387	4,361	1.08%	1,527,336	3,598	0.95%	1,205,037	2,589	0.86%	1,206,100	2,589	0.85%
Federal funds purchased and securities sold under
agreements to repurchase	3,394,875	15,246	1.79%	3,338,866	11,707	1.39%	2,837,459	8,185	1.16%	2,378,217	6,645	1.12%	2,639,228	6,163	0.93%
Other interest-bearing liabilities	7,682,934	72,015	3.73%	8,165,955	77,827	3.79%	8,163,063	75,411	3.72%	8,187,362	77,196	3.79%	7,493,701	73,304	3.88%

Total interest-bearing liabilities	37,422,308	186,896	1.99%	37,240,416	174,367	1.86%	36,338,445	163,234	1.81%	34,946,813	165,139	1.90%	34,085,205	162,416	1.89%

Net interest spread (3)			3.08%			3.13%			3.14%			3.25%			3.30%

Noninterest-bearing demand deposits	6,978,442			6,643,642			6,516,977			6,103,216			5,855,497
Other liabilities (4)	1,643,590			1,551,933			1,581,233			1,644,705			1,606,022
Shareholders’ equity	3,491,181			3,350,323			3,305,636			3,258,359			3,151,106

	$49,535,521			$48,786,314			$47,742,291			$45,953,093			$44,697,830

Net interest income/margin on a taxable equivalent basis (3)		389,991	3.43%		386,556	3.44%		371,908	3.44%		370,140	3.56%		369,338	3.61%

Taxable equivalent adjustment:(5)
Loans		6,244			6,097			6,075			6,242			6,359
Available-for-sale securities		589			607			672			661			687
Held-to-maturity securities		3,946			3,946			3,751			3,740			3,508

Total taxable equivalent adjustment		10,779			10,650			10,498			10,643			10,554

Net interest income		$379,212			$375,906			$361,410			$359,497			$358,784

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.

(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.

(3)	The yield calculation for total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.

(4)	Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilites are included in other liabilities.

(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited
AmSouth Bancorporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2004				2003

	December 31	September 30	June 30	March 31	December 31

ASSETS
Cash and due from banks	$966,993	$1,073,175	$1,055,370	$1,074,116	$1,163,986
Federal funds sold and securities purchased under agreements to resell	-0-	26,000	87,000	654,000	-0-
Trading securities	1,883	1,121	11,092	552	2,721
Available-for-sale securities	6,322,665	6,516,319	6,586,697	6,371,254	7,125,971
Held-to-maturity securities	6,188,010	6,068,666	6,004,032	6,139,369	4,928,195
Loans held for sale	165,948	240,879	261,968	234,842	102,292
Loans net of unearned income:
Commercial and industrial	5,740,153	5,630,612	5,515,740	5,452,783	5,264,283
Commercial loans - secured by real estate	2,245,052	2,248,468	2,197,646	2,077,381	2,026,092
Commercial leases	2,179,074	2,088,136	1,974,396	1,974,093	1,962,437
Commercial real estate mortgages	2,867,968	2,659,296	2,642,411	2,670,401	2,359,209
Real estate construction	3,008,313	2,810,551	2,568,776	2,361,309	2,327,512
Residential first mortgages	5,019,100	4,726,022	4,189,126	3,598,004	3,646,329
Equity loans and lines	7,756,745	7,702,802	7,514,199	7,034,828	7,005,061
Dealer indirect	3,312,120	3,493,019	3,627,608	3,623,389	3,610,005
Revolving credit	27,230	572,352	555,763	535,884	550,521
Other consumer	582,907	570,963	565,832	565,651	587,915

Total loans net of unearned income	32,738,662	32,502,221	31,351,497	29,893,723	29,339,364
Allowance for loan losses	(366,774)	(381,255)	(382,482)	(382,450)	(384,124)
Other interest-earning assets	36,149	37,151	11,813	44,735	40,218
Premises and equipment, net	1,060,574	1,053,923	1,020,033	993,651	964,692
Cash surrender value - bank owned life insurance	1,111,934	1,100,576	1,089,445	1,077,426	1,065,996
Goodwill and other intangibles	300,174	302,878	303,921	299,691	300,854
Accrued interest receivable and other assets	1,022,153	1,146,208	895,427	1,014,059	965,351

	$49,548,371	$49,687,862	$48,295,813	$47,414,968	$45,615,516

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$7,182,806	$6,798,077	$6,636,325	$6,544,028	$6,273,835
Interest-bearing checking	7,115,545	6,817,361	6,809,885	6,737,060	6,183,832
Money market and savings deposits	8,810,972	7,814,945	7,827,390	7,887,543	7,592,020
Time	5,455,061	5,597,637	5,623,470	6,118,682	6,278,053
Certificates of deposit of $100,000 or more	4,021,014	3,963,015	3,638,933	3,103,575	2,818,490
Foreign	1,647,381	928,381	1,603,241	1,153,804	1,294,123

Total deposits	34,232,779	31,919,416	32,139,244	31,544,692	30,440,353
Federal funds purchased and securities sold under agreements to repurchase	2,291,988	2,497,632	2,145,521	1,927,492	2,026,253
Other borrowed funds	429,098	1,964,121	1,370,893	325,169	343,202
Long-term Federal Home Loan Bank advances	4,371,745	5,678,135	5,779,709	5,783,600	5,737,952
Other long-term debt	2,899,773	2,108,128	2,084,213	2,286,091	2,114,482

Total deposits and interest-bearing liabilities	44,225,383	44,167,432	43,519,580	41,867,044	40,662,242
Accrued expenses and other liabilities	1,754,147	2,069,872	1,480,755	2,175,575	1,723,605

Total liabilities	45,979,530	46,237,304	45,000,335	44,042,619	42,385,847

Shareholders’ equity:
Common stock	416,748	416,753	416,768	416,769	416,878
Capital surplus	726,411	714,278	714,134	714,262	715,663
Retained earnings	3,492,873	3,406,363	3,372,672	3,295,748	3,228,533
Treasury stock	(986,510)	(1,019,471)	(1,043,783)	(1,054,734)	(1,076,644)
Deferred compensation on restricted stock	(12,947)	(13,697)	(14,496)	(14,551)	(14,501)
Accumulated other comprehensive (loss)/income	(67,734)	(53,668)	(149,817)	14,855	(40,260)

Total shareholders’ equity	3,568,841	3,450,558	3,295,478	3,372,349	3,229,669

	$49,548,371	$49,687,862	$48,295,813	$47,414,968	$45,615,516

Unaudited
AmSouth Bancorporation
CREDIT QUALITY STATISTICS
($ in thousands)

NET CHARGE-OFFS/(RECOVERIES)	Three Months Ended
	2004				2003

	December 31	September 30	June 30	March 31	December 31

Commercial:
Commercial & industrial	$11,268	$8,144	$6,889	$6,671	$12,579
Commercial loans - secured by real estate	275	358	666	(78)	445
Commercial leases	1,815	-0-	(380)	83	910

Total commercial	13,358	8,502	7,175	6,676	13,934

Commercial real estate:
Commercial real estate mortgages	(3)	37	581	(882)	(87)
Real estate construction	5	157	1,370	260	(10)

Total commercial real estate	2	194	1,951	(622)	(97)

Consumer:
Residential first mortgages	912	529	660	783	596
Equity loans and lines	6,088	4,900	5,646	7,150	10,371
Dealer indirect	4,995	5,438	3,696	6,177	9,899
Revolving credit	3,525	5,003	4,841	5,124	5,716
Other consumer	4,251	4,171	2,599	2,718	4,016

Total consumer	19,771	20,041	17,442	21,952	30,598

	$33,131	$28,737	$26,568	$28,006	$44,435

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)	Three Months Ended
	2004				2003

	December 31	September 30	June 30	March 31	December 31

Commercial:
Commercial & industrial	0.79%	0.58%	0.50%	0.50%	0.96%
Commercial loans - secured by real estate	0.05	0.06	0.13	(0.02)	0.09
Commercial leases	0.34	0.00	(0.08)	0.02	0.19

Total commercial	0.53	0.34	0.30	0.29	0.61

Commercial real estate:
Commercial real estate mortgages	(0.00)	0.01	0.09	(0.15)	(0.01)
Real estate construction	0.00	0.02	0.22	0.04	0.00

Total commercial real estate	0.00	0.01	0.15	(0.05)	(0.01)

Consumer:
Residential first mortgages	0.07	0.05	0.07	0.09	0.06
Equity loans and lines	0.31	0.26	0.31	0.41	0.59
Dealer indirect	0.59	0.60	0.41	0.69	1.07
Revolving credit	6.60	3.55	3.59	3.81	4.25
Other consumer	2.91	2.78	1.89	1.75	2.18

Total consumer	0.47	0.47	0.44	0.57	0.78

	0.41%	0.36%	0.35%	0.38%	0.60%

Unaudited
AmSouth Bancorporation
CREDIT QUALITY STATISTICS (continued)
($ in thousands)

NONPERFORMING LOANS*	2004				2003

	December 31	September 30	June 30	March 31	December 31

Commercial:
Commercial & industrial	$37,581	$43,021	$45,275	$41,623	$46,826
Commercial loans - secured by real estate	18,617	17,560	21,356	22,931	19,920
Commercial leases	2,048	2,242	2,899	3,444	3,277

Total commercial	58,246	62,823	69,530	67,998	70,023

Commercial real estate:
Commercial real estate mortgages	3,074	2,341	3,670	2,156	3,548
Real estate construction	1,286	1,551	2,912	5,308	7,581

Total commercial real estate	4,360	3,892	6,582	7,464	11,129

Consumer:
Residential first mortgages	21,899	19,817	18,393	17,525	15,987
Equity loans and lines	3,946	6,323	8,057	9,765	12,652
Dealer indirect	13	21	23	18	21
Other consumer	24	82	85	134	341

Total consumer	25,882	26,243	26,558	27,442	29,001

	$88,488	$92,958	$102,670	$102,904	$110,153

*	Exclusive of accruing loans 90 days past due.

ACCRUING LOANS 90 DASY PAST DUE	2004				2003

	December 31	September 30	June 30	March 31	December 31

Commercial & industrial	$6,166	$9,196	$6,873	$7,353	$9,688
Commercial loans - secured by real estate	1,518	2,108	722	740	869
Commercial leases	-0-	-0-	-0-	24	69

Total commercial	7,684	11,304	7,595	8,117	10,626

Commercial real estate:
Commercial real estate mortgages	259	238	202	347	116
Real estate construction	145	-0-	-0-	-0-	-0-

Total commercial real estate	404	238	202	347	116

Consumer:
Residential first mortgages	9,401	11,127	9,217	9,901	12,364
Equity loans and lines	27,965	28,315	25,249	29,457	31,887
Dealer indirect	4,089	4,467	2,979	2,833	3,894
Revolving credit	518	7,085	6,823	6,728	7,117
Other consumer	1,056	1,191	907	812	1,456

Total consumer	43,029	52,185	45,175	49,731	56,718

	$51,117	$63,727	$52,972	$58,195	$67,460

Unaudited
AmSouth Bancorporation
OTHER INFORMATION

REGULATORY CAPITAL RATIOS	2004				2003

	December 31*	September 30	June 30	March 31	December 31

Tier 1 capital ratio
AmSouth	8.02%	7.76%	7.79%	7.78%	7.71%
AmSouth Bank	8.47	8.35	8.48	8.52	8.65

Total capital ratio
AmSouth	10.89%	10.79%	10.89%	10.96%	11.22%
AmSouth Bank	11.00	10.95	11.14	11.25	11.59

Leverage ratio
AmSouth	6.72%	6.56%	6.60%	6.68%	6.66%
AmSouth Bank	7.10	7.06	7.19	7.31	7.46

*	Fourth quarter 2004 regulatory capital ratios based on preliminary data.